                              SETTLEMENT AGREEMENT


          THIS SETTLEMENT AGREEMENT, dated as of September 23, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, this "AGREEMENT") is by and among 212 CERTIFICATE COMPANY, a Delaware corporation (together with its permitted successors and assigns, the "ISSUER"), INTEGRITY LIFE INSURANCE COMPANY, an Ohio insurance company (together with its permitted successors and assigns, "INTEGRITY LIFE"), PARK AVENUE RECEIVABLES CORPORATION, a Delaware corporation (together with its permitted successors and assigns, "PARCO"), and THE CHASE MANHATTAN BANK, a New York banking corporation (together with its permitted successors and assigns, "CHASE"), individually as APA Bank (together with its permitted successors and assigns, in such capacity, the "APA BANK") and as funding agent for the benefit of PARCO and the APA Bank (together with its permitted successors and assigns in such capacity, the "FUNDING AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the FAC Agreement (defined below).

          WHEREAS, the Issuer, PARCO, the Funding Agent and the APA Bank have entered into that certain Installment Face-Amount Certificate Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified and in effect, the "FAC AGREEMENT"), pursuant to which the Issuer has issued to the Funding Agent, for the benefit of PARCO and the APA Bank, that certain [REDACTED] Face-Amount Certificate dated as of February 23, 1999 (as amended, supplemented or otherwise modified and in effect, the "FACE-AMOUNT CERTIFICATE);

          WHEREAS, PARCO, the APA Bank and the Funding Agent have entered into that certain Asset Purchase Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified and in effect, the "ASSET PURCHASE AGREEMENT");

          WHEREAS, Integrity Life and Chase, as successor-in-interest to Chemical Bank, have entered into that certain Termination Agreement, dated as of September 10, 1999 (the "TERMINATION AGREEMENT") with respect to certain transactions between them;

          WHEREAS, the parties hereto acknowledge and agree that one or more Amortization Events and Liquidation Events have occurred and are continuing under the FAC Agreement;

          WHEREAS, in order to avoid the consequences of such Amortization Events and Liquidation Events set forth in the FAC Agreement and the other Transaction Documents, and to achieve a remedy beneficial to each of the Issuer, Integrity Life, PARCO, the APA Bank and the Funding Agent, the parties hereto have agreed to enter into this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. PREPAYMENT OF INVESTED AMOUNT. On September 23, 1999 (the "SETTLEMENT DATE"), the Issuer hereby agrees to pay to the Funding Agent, for the benefit of PARCO and the APA Bank, [REDACTED] in immediately available funds. The parties hereto acknowledge and agree that the foregoing payment by the Issuer constitutes the aggregate proceeds from the Issuer's sales of the remainder of its assets consisting of marketable securities (other than the Swap Agreement). The Funding Agent shall apply such payment to the permanent reduction of the Invested Amount under the Face-Amount Certificate and the FAC Agreement. Immediately following (and conditioned upon the occurrence of) such reduction of the Invested Amount, PARCO hereby notifies the Funding Agent and the APA Bank that a PARCO Wind-Down Event has occurred and is continuing under the Transaction Documents (such notice hereby also constituting a Sale Notice under the Asset Purchase Agreement with the Purchase Date hereby designated as September 23, 1999), and the APA Bank hereby purchases the PARCO Interest pursuant to Section 2.1 of the Asset Purchase Agreement. The proceeds of such purchase shall be delivered to PARCO pursuant to Section 2.1(b) of the Asset Purchase Agreement. Following such sale of the PARCO Interest by PARCO to the APA Bank, the Aggregate Commitment shall be reduced to zero, and the Funding Agent shall deliver the Face-Amount Certificate to the APA Bank, as assignee of PARCO. Each of the parties hereto hereby consents to all of the prior actions of the Issuer regarding sales of the Pledged Collateral and the use of proceeds thereof to reduce permanently the Invested Amount following the occurrence of the initial Amortization Event and/or Liquidation Event.

          2. FACE AMOUNT CERTIFICATE. Immediately following (and conditioned upon the occurrence of) the actions specified in Section 1 above, the APA Bank shall deliver the Face-Amount Certificate to the Issuer in exchange for receipt by the APA Bank of an assignment, in substantially the form of Exhibit A hereto (the "ASSIGNMENT"), of all of the Issuer's right, title and interest in, to and under the Swap Agreement, duly executed and delivered by the Issuer and Integrity Life. Following receipt of the Assignment by the APA Bank and delivery of the Face-Amount Certificate to the Issuer, the APA Bank shall succeed to all of the rights of the Issuer in, to and under the Swap Agreement, including, without limitation, the right to receive the payments which Integrity Life is required to make pursuant to the Swap Agreement (collectively, the "SWAP PAYMENT"). The parties hereto hereby agree that the total amount of the Swap Payment is [REDACTED].

          3. TERMINATION OF THE SWAP AGREEMENT. Integrity Life and the APA Bank hereby agree that, upon (and conditioned upon the occurrence of) satisfactory completion of the actions specified in Sections 1 and 2 above, subject to the following proviso, the Swap Agreement and all transactions thereunder are hereby terminated, and all of the rights, obligations and liabilities of the APA Bank and Integrity Life are hereby terminated and forever discharged; PROVIDED that, in consideration for such termination, and as additional conditions thereto, the APA Bank and Integrity Life hereby agree that (i) the "Net Termination Amount" (as defined in the Termination Agreement) payable by the APA Bank to Integrity Life shall be, and hereby is, offset against all amounts now due and owing by Integrity Life to the APA Bank under the Swap Agreement (and, in furtherance of such intent, Integrity Life hereby releases and forever discharges the APA Bank from any and all claims, damages, liabilities, costs and expenses now existing or hereafter arising under the Termination Agreement, including, without limitation, the APA Bank's obligation thereunder to pay the "Net Termination Amount" to Integrity Life) and (ii) the APA Bank shall have received from Integrity Life a promissory note substantially in the form of Exhibit B hereto, duly executed by Integrity Life (the "PROMISSORY NOTE"). Notwithstanding anything to the contrary contained herein, the parties hereto agree and acknowledge that upon payment in full of the Promissory Note, all obligations and liabilities of Integrity Life and/or the Issuer under the Swap Agreement and/or the Face-Amount Certificate, as applicable, shall be deemed immediately terminated and forever discharged.

          It is the intent of the parties hereto that the transactions described in clause (i) of the foregoing paragraph (the "Chase/Integrity Offset/Release") shall have and be given full force and effect irrespective of any other ineffectiveness, voiding or recission of this Agreement or any of the other transactions contemplated herein (including without limitation by virtue of the PROVISOS to Section 5 or 6 hereof) if the APA Bank so elects by written notice to Integrity within 10 business days after the occurrence of any such ineffectiveness, voiding or rescission; PROVIDED that the amount of the Chase/Integrity Offset/Release, as long as it continues to be given full force and effect, shall reduce the amount of any claim which the APA Bank otherwise might have against Integrity and/or the Issuer).

          4. Each party hereto (each, a "PARTY") hereby represents and warrants to the other Parties that:

          (a) The execution, delivery and performance of each of this Agreement, the Assignment and the Promissory Note to which such Party is a party (as to each such Party, such Party's the "RELEVANT DOCUMENTS") by such Party, and the consummation by such Party of the transactions provided for in such Party's Relevant Documents, have been duly authorized by all necessary action on the part of such Party, and each of such Party's Relevant Documents has been duly executed and delivered on behalf of such Party. Each of such Party's Relevant Documents constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).


          (b) The execution and delivery of such Party's Relevant Documents, the performance of the transactions contemplated by such Party's relevant Documents, and fulfillment of the terms hereof and thereof, do not conflict with or violate in any material respect any law or regulation applicable to such Party or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the organizational documents of such Party or any indenture, mortgage, deed of trust or other material contract, agreement or instrument to which such Party is a party or by which it or its properties are bound.

          (c) No authorization, consent, license, order or approval of, registration or declaration with any governmental agency or other person or entity is required to be obtained, effected or given by such Party hereto in connection with the execution and delivery of such Party's Relevant Documents (other than those which have been obtained and are in effect).

          5. EFFECTIVENESS. This Agreement shall become effective on the first day on which (i) each of the parties hereto shall have received an executed counterpart of this Agreement and (ii) PARCO, the Funding Agent and the APA Bank shall have received copies of a letter by the Department of Insurance of the State of Ohio to Integrity Life approving the transactions contemplated by this Agreement; PROVIDED that such effectiveness shall terminate, the parties hereto shall be restored to their respective positions as if this Agreement had not become effective, together with all of the rights, benefits, duties and obligations associated therewith, if PARCO, the Funding Agent and the APA Bank shall not have received an opinion of counsel to Integrity Life, in form and substance reasonably acceptable to each of them, regarding corporate matters pertaining to this Agreement and the Promissory Note by no later than October 1, 1999 (or such other date as to which PARCO, the Funding Agent and the APA Bank shall have consented to in writing).

          6. EXECUTION IN COUNTERPARTS; SEVERABILITY OF PROVISIONS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by rapidfax or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction; PROVIDED that, to the extent that any of the transactions set forth in Section 1 through 3, inclusive, hereof is voided or rescinded by a court or regulatory or other governmental authority of competent jurisdiction (or if any order or decree of any such court or regulatory or governmental authority shall have substantially the same effect), the parties hereto shall be restored to their respective positions as if this Agreement had not become effective, together with all of the rights, benefits, duties and obligations associated therewith.

          7. CONFIDENTIALITY. The Issuer and Integrity Life shall consult with PARCO, the Funding Agent and the APA Bank prior to issuing any press release or any other public disclosure of the transactions contemplated by this Agreement and shall not so disclose [REDACTED] without the prior written consent of such parties.

          8. CONSENTS; BINDING EFFECT. The execution and delivery by each of the parties hereto of this Agreement shall constitute the written consent and/or approval of each of them to this Agreement and the transactions contemplated hereby and a written waiver of any notice or other requirement with respect thereto, to the extent any such consent, approval or waiver is or may be required under any Transaction Document or otherwise. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          10. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the undersigned have executed this Settlement Agreement as of the date and year first above written.

                                      212 CERTIFICATE COMPANY, as Issuer



                                      BY:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      INTEGRITY LIFE INSURANCE COMPANY



                                      BY:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      PARK AVENUE RECEIVABLES
                                             CORPORATION



                                      BY:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      THE CHASE MANHATTAN BANK, as
                                      APA Bank



                                      BY:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      THE CHASE MANHATTAN BANK, as
                                              Funding Agent


                                      BY:
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                   EXHIBIT A

                               FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, in accordance with the Settlement Agreement (defined below), 212 CERTIFICATE COMPANY, a Delaware corporation (the "ISSUER"), does hereby assign, transfer and otherwise convey unto THE CHASE MANHATTAN BANK, a New York banking corporation (including successors and assigns, "CHASE"), all right, title and interest of the undersigned, whether now owned or hereafter acquired, in, to and under the Swap Agreement and all transactions arising thereunder and all present and future claims, demands, causes of action and choses in action in respect of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations, instruments and other property which at any time constitute all or part of, or are included in, the proceeds of any of the foregoing (all of the foregoing, the "ASSIGNED PROPERTY"). Upon delivery of this Assignment by the Issuer to Chase, Chase shall succeed to all of the rights of the Issuer in, to and under the Assigned Property, and the rights of the Issuer shall terminate.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Settlement Agreement and is to be governed by the terms of the Settlement Agreement.

          This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

          Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, that certain Settlement Agreement, dated as of September 23, 1999 (the "SETTLEMENT AGREEMENT"), by and among the Issuer, Integrity Life Insurance Company, an Ohio insurance company, Park Avenue Receivables Corporation, a Delaware corporation, and Chase.

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed and delivered as of September 23, 1999.


                                      212 CERTIFICATE COMPANY


                                      BY:
                                         --------------------------------------
                                         Name:
                                         Title:

Consented and agreed to as of
the date above written:

INTEGRITY LIFE INSURANCE
 COMPANY


By:
   --------------------------------------
   Name:
   Title:

                                                                      EXHIBIT B


                             FORM OF PROMISSORY NOTE


[REDACTED]                                                    September 23, 1999


          FOR VALUE RECEIVED, INTEGRITY LIFE INSURANCE COMPANY (together with its permitted successors and assigns, the "PAYOR") hereby promises to pay to the order of THE CHASE MANHATTAN BANK, at 270 Park Avenue, New York, New York 10017 (including successors and assigns, "CHASE"), the principal sum of [REDACTED], in lawful money of the United States of America and in immediately available funds. Such entire outstanding amount, together with all accrued and unpaid interest thereon, shall be payable on the earlier of (i) [REDACTED] and (ii) the effective date of a Transaction (defined below) (such date, the "PAYMENT DATE"). As used herein, the term "TRANSACTION" shall mean, whether in one or a series of transactions, (a) any merger, consolidation, reorganization, joint venture or other business combination pursuant to which any material business of the Payor or any subsidiary [REDACTED] (collectively, the "SUBJECT COMPANIES") is combined with that of any other person or entity (a "PURCHASER"), (b) the acquisition directly or indirectly by a Purchaser by way of tender or exchange offer (which shall be deemed to include any amendment, variation, revision or extension thereof), negotiated purchase or other scheme or arrangement or any other means of acquiring all or any portion of the then outstanding capital stock of any Subject Company, other than in the ordinary course of business; and (c) the acquisition by a Purchaser, directly or indirectly, through public or private purchases or otherwise of all or any portion of the assets, properties and/or businesses of, or any right to all or any portion of the revenues or income of, any Subject Company by way of a negotiated purchase, lease, license, exchange, joint venture, purchase of newly issued securities or any other means.

          Interest in respect of the outstanding principal amount of this Promissory Note shall accrue at a per annum rate of [REDACTED] payable on the Payment Date (on past due amounts, at a per annum rate of [REDACTED] payable on demand) to Chase at the address specified above.

          [REDACTED]

          Following the Payment Date, or upon the occurrence of an Insolvency Event (defined below) with respect to the Payor, all amounts due and owing under this Promissory Note immediately shall become due and owing automatically without the need for presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Payor. As used herein, "INSOLVENCY EVENT" means the occurrence of any of the following events: (a) the Payor is wound up or dissolved or there is appointed over it or a substantial part of its assets a receiver, administrator, administrative receiver, trustee or similar officer; or
(b) the Payor (i) ceases to be able to, or admits in writing its inability to, pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any legal composition or arrangement with, its creditors generally; (ii) applies for or consents (by admission of material allegations of a petition or otherwise) [REDACTED] to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official, including but not limited to the Superintendent of the Department of Insurance for the State of Ohio as a result of an order of rehabilitation or liquidation issued subsequent to the date hereof) over any substantial part of its properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against such person or entity; (iii) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, insolvency or similar law, or authorizes such application or consent, or proceedings to such end are instituted against such person or entity without such authorization, application or consent; or (iv) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order.

          The Payor shall pay all costs of collection of any amount due hereunder when incurred including, without limitation, reasonable attorney's fees and expenses, and including all costs and expenses actually incurred in connection with the pursuit by Chase of any of its rights or remedies referred to herein.

          If Payor defaults on its obligations under this Promissory Note, or if an Insolvency Event shall occur and be continuing, the claims of Chase under this Promissory Note shall be entitled to the same rights and priority against the assets of the Payor as the claims of 212 Certificate Company, a Delaware corporation ("212

CERTIFICATE COMPANY") against the Payor under that certain ISDA Master Agreement dated as of September 15, 1998, together with the accompanying Schedule and Confirmation, each dated as of September 15, 1998, between the Payor and 212 Certificate Company (which claims and rights have been duly assigned by 212 Certificate Company to Chase).

          The Payor hereby waives presentment, notice of dishonor, protest and other notice or formality with respect to this Promissory Note.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note as of September 23, 1999.


                                  INTEGRITY LIFE INSURANCE COMPANY


                                  By:
                                    --------------------------------------
                                     Name:
                                     Title: